UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 23, 2005
Date of Report (Date of earliest event reported)
Spectrum Sciences & Software Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50373	90-0182158

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

3130 Fairview Park Drive, Suite 400, Falls Church, VA	22042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (703) 564-2967
Not applicable.

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On August 23, 2005, Spectrum Sciences & Software Holdings Corp. (the “Company”) issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.
     Note: The information contained in Item 7.01 of this Form 8-K and the attached Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
     The following exhibit is furnished as part of this report:

Exhibit No.	Description
99.1	Press release, dated August 23, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.
Date: August 23, 2005	By:	/s/ Michael Megless
		Name:	Michael Megless
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated August 23, 2005